July 31 2015


SECURITIES  EXCHANGE
COMMISSION
450 FIFTH STREET NW
WASHINGTON DC 20549

ATTN. DOCUMENT CONTROL



RE	American
Depositary
Shares
evidenced by
American
Depositary
Receipts for
Ordinary Shares
of
Seversky Tube Works
Form F6 File No
3380311



Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933 as
amended on behalf of BNY
Mellon as Depositary for
securities against which
American Depositary Receipts
are to be issued we attach a
copy of the new prospectus
Prospectus reflecting a change
to the form of receipt for
Seversky Tube Works. The
change is effective August 5
2015.

As required by Rule 424e the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and to
the file number of the
registration statement to which
the Prospectus relates.

Pursuant to Section III B of the
General Instructions to the Form
F6 Registration Statement the
Prospectus consists of the ADR
certificate with the revised name
for Seversky Tube Works which
has been changed to Seversky
Tube Works PJSC.

The Prospectus has been revised
to reflect the new name as
follows

 Seversky Tube Works PJSC..

Please contact me with any
questions or comments at 212
8152510.


Olena Smirnova
The Bank of New York Mellon
ADR Division

Encl.
CC Paul Dudek Esq. Office of
International Corporate Finance